                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

       / /      Preliminary Proxy Statement

       / /      Confidential,  for Use of the  Commission  Only (as permitted by
                Rule 14a-6(e)(2))

       / /      Definitive Proxy Statement

       / /      Definitive Additional Materials

       /X/      Soliciting Material Under Rule 14a-12

                             COMPUTER HORIZONS CORP.
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                (Name of Registrant as Specified in Its Charter)

                      CRESCENDO PARTNERS II, L.P., SERIES R
                          CRESCENDO INVESTMENTS II, LLC
                                 ERIC ROSENFELD
                         F. ANNETTE SCOTT FLORIDA TRUST
                         RICHARD L. SCOTT FLORIDA TRUST
                     SCOTT FAMILY FLORIDA PARTNERSHIP TRUST
                                RICHARD L. SCOTT
                                STEPHEN T. BRAUN
                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE
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   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     / /    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

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     (2)    Aggregate number of securities to which transaction applies:

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     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)    Proposed maximum aggregate value of transaction:

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     (5)    Total fee paid:

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     / /    Fee paid previously with preliminary materials:

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     / /    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

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     (2)    Form, Schedule or Registration Statement No.:

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     (3)    Filing Party:

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     (4)    Date Filed:

                                       -2-

          The Computer Horizons Full Value Committee (the "Committee"), together with the other participants named herein, is filing materials  contained in this
Schedule 14A with the Securities and Exchange  Commission  ("SEC") in connection with a preliminary  filing with the SEC of a proxy  statement  and  accompanying proxy  card to be used to solicit  votes  against a  proposed  merger  involving
Computer Horizons Corp. (the "Company") and Analysts  International  Corporation
to be  submitted  to a vote of the  shareholders  of the  Company  at a  special meeting of  shareholders  scheduled to be held on August 12, 2005 (the  "Special
Meeting").  The  Committee  expects  to  prepare  and  file a  definitive  proxy statement in connection with the Special Meeting.

          Item 1: On July 22, 2005, Crescendo Partners II, L.P., Series R issued the following press release on behalf of the Committee.

          COMPUTER HORIZONS SHAREHOLDERS FORM GROUP TO SOLICIT PROXIES
              AGAINST PROPOSED MERGER WITH ANALYSTS INTERNATIONAL

                    GROUP LED BY CRESCENDO PARTNERS OWNS 10%
              AND WILL ALSO SEEK TO REPLACE COMPUTER HORIZONS BOARD

New York, NY, July 22, 2005 - Crescendo  Partners  announced today the formation of The Computer  Horizons  Full Value  Committee  and the filing of  preliminary proxy  solicitation  materials in opposition to the proposed  merger of Computer
Horizons Corp. (NASDAQ: CHRZ) with Analysts  International  Corporation (NASDAQ:
ANLY).  The Committee will solicit the votes of Computer  Horizons  shareholders against the  proposed  merger.  Computer  Horizons  and  Analysts  International announced that they had signed a merger agreement on April 13, 2005.

The  Committee,  which owns  3,226,600,  or  approximately  10.3%,  of  Computer
Horizons  outstanding  shares,  also announced that it intends to send notice to
Computer  Horizons for a separate special meeting of shareholders,  as permitted by the  company's  bylaws,  for the purpose of removing  all  existing  Computer
Horizons directors and replacing them with new directors  dedicated to exploring ways to enhance value for all  shareholders.  The Committee  will recommend that the new  board  retain an  investment  banking  firm to assist  the new board in evaluating all strategic alternatives to enhance value.

As more fully  described  in its  preliminary  proxy  materials,  the  Committee believes  that  the  Analysts  International  transaction  is not  in  the  best interests of shareholders  and that it should be rejected  because the Committee believes:

     o Computer Horizons is paying too much for Analysts International.
     o The proposed  merger will dilute  Computer  Horizons' most profitable and promising business segments.
     o The proposed merger represents a significant change in strategy which has not been justified to the shareholders.
     o The  combined,  direct  transaction  costs of up to  approximately  $13.6 million are excessive.

                                      -3-

     o There are potentially more favorable strategic opportunities for Computer
       Horizons than the proposed merger with Analysts International.

The Committee  urges all Computer  Horizons  shareholders  to demonstrate  their opposition  to the  proposed  merger by promptly  voting the GREEN proxy card as soon as it becomes available.

The  Committee  has  retained  MacKenzie  Partners,  Inc.  to  assist  with  the solicitation  of  proxies.  Shareholders  can call  MacKenzie  Partners at (800)
322-2885 with questions or assistance in voting their shares.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

On July 22, 2005, The Computer Horizons Full Value Committee (the  "Committee"),
together  with the other  Participants  (as defined  below),  made a preliminary filing with the Securities and Exchange  Commission ("SEC") of a proxy statement and  accompanying  proxy  card to be used to  solicit  votes  against a proposed
merger   involving   Computer   Horizons  Corp.  (the  "Company")  and  Analysts
International  Corporation to be submitted to a vote of the  shareholders of the
Company at a special meeting of shareholders  scheduled to be held on August 12,
2005 (the  "Special  Meeting").  The  Committee  expects to  prepare  and file a definitive proxy statement in connection with the Special Meeting.

THE COMMITTEE STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY
STATEMENT  AND OTHER PROXY  MATERIALS  AS THEY  BECOME  AVAILABLE  BECAUSE  THEY
CONTAIN IMPORTANT  INFORMATION.  SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE
ON THE SEC'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN ADDITION,  THE PARTICIPANTS IN
THE  SOLICITATION  WILL PROVIDE COPIES OF THE PROXY  MATERIALS,  WITHOUT CHARGE,
UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY
SOLICITOR,  MACKENZIE PARTNERS, INC., AT ITS TOLL-FREE NUMBER: (800) 322-2885 OR
E-MAIL: PROXY@MACKENZIEPARTNERS.COM.

THE  PARTICIPANTS  IN THE PROXY  SOLICITATION  ARE CRESCENDO  PARTNERS II, L.P.,
SERIES R,  CRESCENDO  INVESTMENTS  II, LLC,  ERIC  ROSENFELD,  F. ANNETTE  SCOTT
FLORIDA TRUST,  RICHARD L. SCOTT FLORIDA TRUST, SCOTT FAMILY FLORIDA PARTNERSHIP
TRUST,  RICHARD L. SCOTT,  STEPHEN T. BRAUN AND THE COMPUTER HORIZONS FULL VALUE
COMMITTEE (THE "PARTICIPANTS"). INFORMATION REGARDING THE PARTICIPANTS AND THEIR
DIRECT OR INDIRECT  INTERESTS IS AVAILABLE IN THEIR  SCHEDULE 13D JOINTLY  FILED
WITH THE SEC ON JULY 22, 2005.

CONTACTS: MacKenzie Partners, Inc.
          Bob Sandhu:   212-378-7061
          Mark Harnett: 212-929-5877

                                      -4-